FOR IMMEDIATE RELEASE

Ciena Reports Fiscal First Quarter 2013 Financial Results

Increases revenue 9% year-over-year; Achieves 6% as-adjusted operating profit

HANOVER, Md. - March 7, 2013 - Ciena® Corporation (NASDAQ: CIEN), the network specialist, today announced unaudited financial results for its fiscal first quarter ended January 31, 2013.

For the fiscal first quarter 2013, Ciena reported revenue of $453.1 million.

On the basis of generally accepted accounting principles (GAAP), Ciena's net loss for the fiscal first quarter 2013 was $(47.3) million, or $(0.47) per common share, which compares to a GAAP net loss of $(47.7) million, or$(0.49) per common share, for the fiscal first quarter 2012.

Ciena's adjusted (non-GAAP) net income for the fiscal first quarter 2013 was $12.3 million, or $0.12 per common share, which compares to an adjusted (non-GAAP) net loss of $(16.5) million, or $(0.17) per common share, for the fiscal first quarter 2012.

“Our strong first quarter performance reflects a solid start to our fiscal year,” said Gary Smith, president and CEO of Ciena. “We have positioned Ciena to take advantage of the underlying market dynamics, which are increasingly aligned with our strategy and competitive strengths. We believe the combination of our technology and market share leadership as well as our strategic customer relationships will enable us to continue growing faster than the market.”

Fiscal First Quarter 2013 Performance Summary
The tables below (in millions, except percentage data) provide comparisons of certain quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between the GAAP and adjusted (non-GAAP) measures contained in this release is included in Appendix A.

	GAAP Results
	Q1	Q4	Q1	Period Change
	FY 2013	FY 2012	FY 2012	Q-T-Q*	Y-T-Y*
Revenue	$453.1	$465.5	$416.7	(2.7)%	8.7%
Gross margin	43.2%	41.3%	40.3%	1.9%	2.9%
Operating expense	$201.4	$214.1	$198.9	(5.9)%	1.2%
Operating margin	(1.2)%	(4.7)%	(7.5)%	3.5%	6.3%

	Non-GAAP Results
	Q1	Q4	Q1	Period Change
	FY 2013	FY 2012	FY 2012	Q-T-Q*	Y-T-Y*
Revenue	$453.1	$465.5	$416.7	(2.7)%	8.7%
Adj. gross margin	44.6%	42.7%	41.9%	1.9%	2.7%
Adj. operating expense	$176.6	$191.8	$175.4	(7.9)%	0.7%
Adj. operating margin	5.6%	1.4%	(0.2)%	4.2%	5.8%

	Revenue by Segment
	Q1 FY 2013		Q4 FY 2012		Q1 FY 2012
	Revenue	%	Revenue	%	Revenue	%
Converged Packet Optical	$240.0	53.0	$238.1	51.1	$202.0	48.5
Packet Networking	45.8	10.1	47.3	10.2	21.5	5.2
Optical Transport	57.6	12.7	71.8	15.4	107.7	25.8
Software and Services	109.7	24.2	108.3	23.3	85.5	20.5
Total	$453.1	100.0	$465.5	100.0	$416.7	100.0

* Denotes % change, or in the case of margin, absolute change

Additional Performance Metrics for Fiscal First Quarter 2013

•	Non-U.S. customers contributed 42% of total revenue

•	Two customers accounted for greater than 10% of revenue and represented 26.4% of total revenue

•	Cash and investments totaled $637.2 million

•	Cash flow used in operations totaled $(45.7) million

•	Free cash flow totaled $(58.0) million

•	Average days' sales outstanding (DSOs) were 78

•	Accounts receivable balance was $394.8 million

•	Inventories totaled $266.9 million, including:

◦	Raw materials: $46.2 million

◦	Work in process: $7.1 million

◦	Finished goods: $178.8 million

◦	Deferred cost of sales: $77.1 million

◦	Reserve for excess and obsolescence: $(42.3) million

•	Product inventory turns were 2.9

•	Headcount totaled 4,448

Business Outlook for Fiscal Second Quarter 2013
Statements relating to business outlook are forward-looking in nature and actual results may differ materially. These statements should be read in the context of the Notes to Investors below.

Ciena expects fiscal second quarter 2013 financial performance to include:

•	Revenue in the range of $465 to $495 million

•	Adjusted (non-GAAP) gross margin in the low 40s percent range

•	Adjusted (non-GAAP) operating expense in the low $190s million range

Live Web Broadcast of Unaudited Fiscal First Quarter 2013 Results
Ciena will host a discussion of its unaudited fiscal first quarter 2013 results with investors and financial analysts today, Thursday, March 7, 2013 at 8:30 a.m. (Eastern). The live broadcast of the discussion will be available via Ciena's homepage at http://www.ciena.com/. An archived version of the discussion will be available shortly following the conclusion of the live broadcast on the Investor Relations page of Ciena's website at: www.ciena.com/investors.

Notes to Investors

Forward-looking statements. This press release contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Forward-looking statements in this release include: “Our strong first quarter performance reflects a solid start to our fiscal year."; "We have positioned Ciena to take advantage of the underlying market dynamics, which are increasingly aligned with our strategy and competitive strengths."; "We believe the combination of our technology and market share leadership as well as our strategic customer relationships will enable us to continue growing faster than the market.”

Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena's Report on Form 10-K filed with the Securities and Exchange Commission on December 21, 2012. Ciena assumes no obligation to update any forward-looking information included in this press release.

Non-GAAP Presentation of Quarterly Results. This release includes non-GAAP measures of Ciena's gross profit, operating expense, income (loss) from operations, net income (loss) and net income (loss) per share. In evaluating the operating performance of Ciena's business, management excludes certain charges and credits that are required by GAAP. These items share one or more of the following characteristics: they are unusual and Ciena does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of Ciena's control. Management believes that the non-GAAP measures below provide management and investors useful information and meaningful insight to the operating performance of the business. The presentation of these non-GAAP financial measures should be considered in addition to Ciena's GAAP results and these measures are not intended to be a substitute for the financial information prepared and presented in accordance with GAAP. Ciena's non-GAAP measures and the related adjustments may differ from non-GAAP measures used by other companies and should only be used to evaluate Ciena's results of operations in conjunction with our corresponding GAAP results. To the extent not previously disclosed in a prior Ciena financial results press release, Appendix A to this press release sets forth a complete GAAP to non-GAAP reconciliation of the non-GAAP measures contained in this release.

CIENA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Quarter Ended January 31,
	2012	2013
Revenue:
Products	$333,673	$353,057
Services	83,012	100,036
Total revenue	416,685	453,093
Cost of goods sold:
Products	197,752	196,521
Services	51,177	60,777
Total cost of goods sold	248,929	257,298
Gross profit	167,756	195,795
Operating expenses:
Research and development	89,664	89,125
Selling and marketing	64,411	66,588
General and administrative	29,664	28,208
Amortization of intangible assets	13,471	12,453
Restructuring costs	1,722	5,030
Total operating expenses	198,932	201,404
Loss from operations	(31,176)	(5,609)
Interest and other income (loss), net	(4,887)	(137)
Interest expense	(9,570)	(10,732)
Loss on extinguishment of debt	—	(28,630)
Loss before income taxes	(45,633)	(45,108)
Provision for income taxes	2,020	2,216
Net loss	$(47,653)	$(47,324)
Basic net loss per common share	$(0.49)	$(0.47)
Diluted net loss per potential common share	$(0.49)	$(0.47)
Weighted average basic common shares outstanding	98,066	101,204
Weighted average dilutive potential common shares outstanding	98,066	101,204

CIENA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	October 31, 2012	January 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$642,444	$552,267
Short-term investments	50,057	84,918
Accounts receivable, net	345,496	394,785
Inventories	260,098	266,901
Prepaid expenses and other	117,595	136,002
Total current assets	1,415,690	1,434,873
Equipment, furniture and fixtures, net	123,580	122,207
Other intangible assets, net	257,137	239,300
Other long-term assets	84,736	88,792
Total assets	$1,881,143	$1,885,172
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$179,704	$182,671
Accrued liabilities	209,540	214,918
Deferred revenue	79,516	79,916
Convertible notes payable	216,210	216,210
Total current liabilities	684,970	693,715
Long-term deferred revenue	27,560	28,562
Other long-term obligations	31,779	32,785
Long-term convertible notes payable	1,225,806	1,208,745
Total liabilities	1,970,115	1,963,807
Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock – par value $0.01; 20,000,000 shares authorized; zero shares issued and outstanding	—	—
Common stock – par value $0.01; 290,000,000 shares authorized; 100,601,792 and 101,518,915 shares issued and outstanding	1,006	1,015
Additional paid-in capital	5,797,765	5,854,424
Accumulated other comprehensive income (loss)	(3,354)	(2,361)
Accumulated deficit	(5,884,389)	(5,931,713)
Total stockholders’ equity (deficit)	(88,972)	(78,635)
Total liabilities and stockholders’ equity (deficit)	$1,881,143	$1,885,172

CIENA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended January 31,
	2012	2013
Cash flows from operating activities:
Net loss	$(47,653)	$(47,324)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Loss on extinguishment of debt	—	28,630
Change in fair value of embedded redemption feature	980	(310)
Depreciation of equipment, furniture and fixtures, and amortization of leasehold improvements	14,721	14,745
Share-based compensation costs	8,888	8,320
Amortization of intangible assets	19,415	17,838
Provision for inventory excess and obsolescence	8,224	3,580
Provision for warranty	7,706	4,029
Other	2,605	2,951
Changes in assets and liabilities:
Accounts receivable	17,078	(49,540)
Inventories	(26,799)	(10,383)
Prepaid expenses and other	14,500	(25,785)
Accounts payable, accruals and other obligations	15,850	6,121
Deferred revenue	(22,634)	1,402
Net cash provided by (used in) operating activities	12,881	(45,726)
Cash flows used in investing activities:
Payments for equipment, furniture, fixtures and intellectual property	(7,898)	(12,243)
Restricted cash	(866)	627
Purchase of available for sale securities	—	(84,918)
Proceeds from maturities of available for sale securities	—	50,000
Proceeds from sale of cost method investment	524	—
Net cash used in investing activities	(8,240)	(46,534)
Cash flows from financing activities:
Payment for debt and equity issuance costs	—	(3,237)
Repayment of capital lease obligations	—	(676)
Proceeds from issuance of common stock	5,669	5,820
Net cash provided by financing activities	5,669	1,907
Effect of exchange rate changes on cash and cash equivalents	(1,745)	176
Net increase (decrease) in cash and cash equivalents	10,310	(90,353)
Cash and cash equivalents at beginning of period	541,896	642,444
Cash and cash equivalents at end of period	$550,461	$552,267
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$2,458	$4,739
Cash paid during the period for income taxes, net	$2,823	$3,259
Non-cash investing and financing activities
Purchase of equipment in accounts payable	$7,409	$4,215
Debt issuance costs in accrued liabilities	$—	$194
Fixed assets acquired under capital leases	$3,078	$646

APPENDIX A - Reconciliation of Adjusted (Non- GAAP) Quarterly Measurements

	Quarter Ended
	January 31,
	2012	2013
Gross Profit Reconciliation (GAAP/non-GAAP)
GAAP gross profit	$167,756	$195,795
Share-based compensation-products	485	561
Share-based compensation-services	437	427
Amortization of intangible assets	5,779	5,385
Total adjustments related to gross profit	6,701	6,373
Adjusted (non-GAAP) gross profit	$174,457	$202,168
Adjusted (non-GAAP) gross profit percentage	41.9%	44.6%

Operating Expense Reconciliation (GAAP/non-GAAP)
GAAP operating expense	$198,932	$201,404
Share-based compensation-research and development	2,134	2,033
Share-based compensation-sales and marketing	3,101	2,743
Share-based compensation-general and administrative	2,797	2,556
Acquisition and integration costs	264	—
Amortization of intangible assets	13,471	12,453
Restructuring costs	1,722	5,030
Total adjustments related to operating expense	23,489	24,815
Adjusted (non-GAAP) operating expense	$175,443	$176,589

Income (Loss) from Operations Reconciliation (GAAP/non-GAAP)
GAAP loss from operations	$(31,176)	$(5,609)
Total adjustments related to gross profit	6,701	6,373
Total adjustments related to operating expense	23,489	24,815
Adjusted (non-GAAP) income (loss) from operations	$(986)	25,579
Adjusted (non-GAAP) operating margin percentage	(0.2)%	5.6%

Net Income (Loss) Reconciliation (GAAP/non-GAAP)
GAAP net loss	$(47,653)	$(47,324)
Total adjustments related to gross profit	6,701	6,373
Total adjustments related to operating expense	23,489	24,815
Loss on extinguishment of debt	—	28,630
Non-cash interest expense	—	100
Change in fair value of embedded redemption feature	980	(310)
Adjusted (non-GAAP) net income (loss)	$(16,483)	$12,284

Weighted average basic common shares outstanding	98,066	101,204
Weighted average dilutive potential common shares outstanding	98,066	120,817

Net Income (Loss) per Common Share
GAAP diluted net loss per common share	$(0.49)	$(0.47)
Adjusted (non-GAAP) diluted net income (loss) per common share	$(0.17)	$0.12

The adjusted (non-GAAP) measures above and their reconciliation to Ciena's GAAP results for the periods presented reflect adjustments relating to the following items:

•	Share-based compensation expense - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

•
Amortization of intangible assets - a non-cash expense arising from the acquisition of intangible assets, principally developed technologies and customer-related intangibles, that Ciena is required to amortize over its expected useful life.

•
Acquisition and integration costs - reflects transaction expense, and consulting and third party service fees associated with the acquisition of the Nortel MEN Business and the integration of this business into Ciena's operations.

•
Restructuring costs - costs incurred as a result of restructuring activities (or in the case of recoveries, previous restructuring activities) taken to align resources with perceived market opportunities.

•
Loss on extinguishment of debt - a non-cash loss, recorded in connection with convertible note exchange transactions completed during the first quarter of fiscal 2013, reflecting the fair value of Ciena's 4.0% senior convertible notes due December 15, 2020 as compared to the retirement of a portion of Ciena's outstanding 4.0% senior convertible notes due March 15, 2015.

•
Non-cash interest expense - a non-cash debt discount expense amortized as interest expense during the term of Ciena's 4.0% senior convertible notes due December 15, 2020 relating to the required separate accounting of the equity component of these convertible notes.

•
Change in fair value of embedded redemption feature - a non-cash unrealized gain or loss reflective of a mark to market fair value adjustment of an embedded derivative related to the redemption feature of Ciena's outstanding 4.0% senior convertible notes due March 15, 2015.